Exhibit 99.1

STONEMOR INC. REPORTS THIRD QUARTER FINANCIAL RESULTS

BENSALEM, PA – November 11, 2021 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the third quarter ended September 30, 2021. Investors are encouraged to read the Company’s quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

THIRD QUARTER FINANCIAL PERFORMANCE

•
Revenues for the third quarter were $82.3 million compared to $72.7 million in in the third quarter in the prior year. Nine-month revenues were $243.6 million compared to $204.4 million in the prior year period.
•
Cemetery segment operating income for the third quarter was $14.0 million compared to $11.5 million in the third quarter in the prior year, representing an increase of $2.6 million. Nine-month cemetery segment operating income was $40.4 million compared to $24.1 million in the prior year period, representing an increase of $16.2 million.
•
Funeral home segment operating income for the third quarter was $1.0 million compared to $1.1 million in the third quarter in the prior year, representing a decrease of $0.1 million. Nine-month funeral home segment operating income was $3.8 million compared to $3.5 million in the prior year period, representing an increase of $0.3 million.
•
Corporate overhead expense increased to $10.0 million in the third quarter compared to $9.8 million in the third quarter in the prior year. Nine-month corporate overhead expense increased to $29.1 million compared to $27.0 million in the prior year period.
•
Third quarter operating income was $4.3 million compared to $2.6 million in the third quarter in the prior year.
•
Third quarter net loss from continuing operations was $4.7 million compared to $8.1 million in the third quarter in the prior year.
•
Third quarter adjusted EBITDA was $38.5 million compared to $24.3 million in the third quarter in the prior year.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “The third quarter continued to build on the positive performance trends of the past year and half, with top-line revenue growth of 13.2% and 19.2% for the three and nine months ended September 30, 2021, respectively, when compared with the same periods in 2020. Year-to-date, we have driven a $52.2 million improvement in our adjusted EBITDA year-over-year. We continue to deliver strong, sustainable cemetery sales production results, with a 9% growth in pre-need cemetery sales production for the third quarter.”

LIQUIDITY UPDATE

As of September 30, 2021, the Company had $115.9 million of cash, including $16.4 million of restricted cash, and $391.4 million of total debt.

“We have made great progress towards our previously announced guidance targets for organic growth in our trusts and unlevered free cash flow,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “For the nine-months ended September 30, 2021, we generated nearly $70 million in trust growth and more than $36 million in unlevered free cash flow, against $50 million and $40 million annual targets, respectively. This is a testament to the success of our transformation plan and the hard-work of every member of the StoneMor team.”

Redling added, “We are focused on the next phase of our transformation strategy – a commitment to strategic growth. We have $100 million in cash on our balance sheet and access to additional capital, if necessary. That capital, coupled with the operational transformation completed to date, places StoneMor in the right position to execute on this strategy as we move forward.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, November 11, 2021 at 4:30 p.m. Eastern Time. The conference call can be accessed by calling (877) 256-3243. No reservation number is necessary; however, due to the on-going pandemic, it is advised that interested parties access the call-in number 5 to 10 minutes prior to the scheduled start time to avoid delays. StoneMor will also host a live webcast of this conference call. Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Bensalem, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 300 cemeteries and 69 funeral homes in 24 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued implementation of the Company’s transformation, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the ongoing coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, sellers of additional properties, uncertainties associated with the cash flow from pre-need and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted EBITDA, Field EBITDA and unlevered free cash flow, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The Compensation, Nominating and Governance Committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results and facilitate an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as an alternative to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below (in thousands):

EBITDA AND ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss from continuing operations	$(4,747)	$(8,150)	$(46,205)	$(31,720)
Income tax benefit	(240)	(1,129)	(11,652)	(3,333)
Interest expense	9,256	11,870	29,706	34,952
Depreciation and amortization	1,989	2,244	6,118	6,851
Non-cash stock compensation	512	353	1,525	1,080
Loss on debt extinguishment	—	—	40,128	—
Loss on sale of business and other impairments	70	—	2,290	—
Other losses, net	605	—	536	—
Cost of lots sold	1,495	1,503	5,146	4,346
EBITDA	8,940	6,691	27,592	12,176
Change in deferred revenues	31,866	19,575	77,518	39,238
Change in deferred selling and obtaining costs	(2,257)	(2,006)	(6,486)	(4,974)
Adjusted EBITDA	$38,549	$24,260	$98,624	$46,440

FIELD EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
EBITDA	$8,940	$6,691	$27,592	$12,176
Corporate overhead	9,983	9,762	29,058	27,019
Less: non-cash stock compensation	512	353	1,525	1,080
Field EBITDA	$18,411	$16,100	$55,125	$38,115

UNLEVERED CASH PROVIDED BY OPERATING ACTIVITIES AND UNLEVERED FREE CASH FLOW

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net cash provided by operating activities	$11,994	$2,584	$10,427	$3,785
Cash interest payments	118	6,686	31,259	20,361
Unlevered cash provided by operating activities	12,112	9,270	41,686	24,146
Less: cash paid for capital expenditures	2,314	993	5,675	4,784
Unlevered free cash flow	$9,798	$8,277	$36,011	$19,362

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	September 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$99,509	$39,244
Restricted cash	16,415	20,846
Accounts receivable, net of allowance	60,066	57,869
Prepaid expenses	9,387	5,290
Assets held for sale	—	28,575
Other current assets	14,963	16,884
Total current assets	200,340	168,708

Long-term accounts receivable, net of allowance	76,051	75,301
Cemetery property	296,250	299,526
Property and equipment, net of accumulated depreciation	80,055	83,496
Merchandise trusts, restricted, at fair value	548,541	501,453
Perpetual care trusts, restricted, at fair value	335,076	312,228
Deferred selling and obtaining costs	122,488	116,900
Deferred tax assets	—	9
Intangible assets, net	54,291	55,094
Other assets	23,819	22,248
Total assets	$1,736,911	$1,634,963

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$45,311	$51,718
Liabilities held for sale	—	23,406
Accrued interest	13,222	95
Current portion, long-term debt	1,769	317
Total current liabilities	60,302	75,536

Long-term debt, net of deferred financing costs	389,672	320,715
Deferred revenues	1,027,565	949,164
Deferred tax liabilities	17,823	29,652
Perpetual care trust corpus	335,076	312,228
Other long-term liabilities	42,219	40,081
Total liabilities	1,872,657	1,727,376
Commitments and contingencies

Stockholders' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 118,011,766 and 117,871,141 shares issued and outstanding, respectively	1,180	1,178
Paid-in capital in excess of par value	(83,709)	(85,232)
Accumulated deficit	(53,217)	(8,359)
Total stockholders' equity	(135,746)	(92,413)
Total liabilities and stockholders' equity	$1,736,911	$1,634,963

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Cemetery:
Interments	$21,954	$20,316	$65,379	$51,542
Merchandise	16,935	15,949	51,004	44,918
Services	17,240	16,078	52,219	47,656
Investment and other	14,685	9,677	41,320	29,564
Funeral home:
Merchandise	6,120	5,793	17,542	16,004
Services	5,361	4,900	16,125	14,732
Total revenues	82,295	72,713	243,589	204,416
Costs and Expenses:
Cost of goods sold	11,023	9,624	34,642	28,307
Cemetery expense	19,286	16,198	55,537	50,375
Selling expense	14,451	13,119	43,434	37,376
General and administrative expense	10,534	10,027	31,377	28,672
Corporate overhead	9,983	9,762	29,058	27,019
Depreciation and amortization	1,989	2,244	6,118	6,851
Funeral home expenses:
Merchandise	1,668	1,539	4,807	4,239
Services	4,874	4,775	14,012	13,594
Other	3,543	2,834	9,801	8,084
Total costs and expenses	77,351	70,122	228,786	204,517

Loss on sale of business and other impairments	(70)	—	(2,290)	—
Other losses, net	(605)	—	(536)	—
Operating income (loss)	4,269	2,591	11,977	(101)
Interest expense	(9,256)	(11,870)	(29,706)	(34,952)
Loss on debt extinguishment	—	—	(40,128)	—
Loss from continuing operations before income taxes	(4,987)	(9,279)	(57,857)	(35,053)
Income tax benefit	240	1,129	11,652	3,333
Net loss from continuing operations	(4,747)	(8,150)	(46,205)	(31,720)
Discontinued operations (Note 2):
(Loss) Income from operations of discontinued businesses	(102)	293	1,347	28,952
Income tax expense	—	—	—	—
Net (loss) income from discontinued operations	(102)	293	1,347	28,952
Net loss	$(4,849)	$(7,857)	$(44,858)	$(2,768)

Net loss from continuing operations per common share (basic)	$(0.04)	$(0.07)	$(0.39)	$(0.31)
Net (loss) income from discontinued operations per common share (basic)	(0.00)	0.00	0.01	0.28
Net loss per common share (basic)	$(0.04)	$(0.07)	$(0.38)	$(0.03)

Net loss from continuing operations per common share (diluted)	$(0.04)	$(0.07)	$(0.39)	$(0.31)
Net (loss) income from discontinued operations per common share (diluted)	(0.00)	0.00	0.01	0.28
Net loss per common share (diluted)	$(0.04)	$(0.07)	$(0.38)	$(0.03)
Weighted average number of common shares outstanding - basic	118,003	117,819	117,956	103,341
Weighted average number of common shares outstanding - diluted	118,003	117,819	117,956	103,341

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash Flows From Operating Activities:
Net loss	$(44,858)	$(2,768)
Adjustments to reconcile net loss to net cash provided by operating activities:
Cost of lots sold	5,146	4,346
Depreciation and amortization	6,158	7,078
Provision for bad debt	5,074	4,529
Non-cash compensation expense	1,525	1,080
Loss on debt extinguishment	40,128	—
Non-cash interest expense	3,740	16,159
Loss (gain) on sale of businesses	1,525	(31,120)
Other losses, net	536	2,169
Changes in assets and liabilities:
Payment of paid-in-kind interest	(18,440)	—
Accounts receivable, net of allowance	(16,205)	(16,180)
Merchandise trust fund	(37,542)	(12,284)
Other assets	(4,846)	3,799
Deferred selling and obtaining costs	(6,486)	(4,974)
Deferred revenues	77,518	39,238
Deferred taxes, net	(11,821)	(3,490)
Payables and other liabilities	9,275	(3,797)
Net cash provided by operating activities	10,427	3,785
Cash Flows From Investing Activities:
Cash paid for capital expenditures	(5,675)	(4,784)
Proceeds from divestitures	6,462	48,336
Net cash provided by investing activities	787	43,552
Cash Flows From Financing Activities:
Proceeds from issuance of Series A Preferred Stock	—	8,800
Proceeds from issuance of Common Stock	—	8,200
Proceeds from borrowings	406,235	3,672
Repayments of debt	(331,197)	(54,782)
Principal payment on finance leases	(1,097)	(1,061)
Early redemption premium	(18,478)	—
Cost of financing activities	(10,843)	(4,294)
Shares repurchased related to share-based compensation	—	(35)
Net cash provided by (used in) financing activities	44,620	(39,500)
Net increase in cash, cash equivalents and restricted cash	55,834	7,837
Cash, cash equivalents and restricted cash—Beginning of period	60,090	56,767
Cash, cash equivalents and restricted cash—End of period	$115,924	$64,604
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$31,259	$20,361
Cash paid during the period for income taxes	2,727	1,077
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$1,446	$2,372
Operating cash flows from finance leases	253	328
Financing cash flows from finance leases	1,097	1,061
Non-cash investing and financing activities:
Accrued paid-in-kind interest on 2024 Notes	$—	$10,572